                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-09589

                         SCUDDER RREEF SECURITIES TRUST
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       12/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder RREEF Real Estate Securities Fund

Annual Report to Shareholders

December 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary December 31, 2003

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have a 1% front-end sales charge, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns and rankings for the 3-Year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On September 3, 2002 the Fund's original share class, RREEF Class A shares, were redesignated Institutional Class. In addition, the Fund began offering additional classes of shares, namely Class A, B and C shares. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Institutional Class shares of the Scudder RREEF Real Estate Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder RREEF Real Estate Securities Fund	1-Year	3-Year	Life of Fund*
Class A	38.51%	19.25%	21.73%
Class B	37.36%	18.32%	20.79%
Class C	37.59%	18.39%	20.84%
Institutional Class	38.91%	19.62%	22.14%
Wilshire REIT Index+	36.18%	16.59%	21.01%
S&P 500 Index++	28.68%	-4.05%	-3.90%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Scudder RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns begin November 30, 1999.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 12/31/03	$ 17.09	$ 17.08	$ 17.12	$ 17.09	$ 17.08
10/1/03 (commencement of sales of Class R**)	-	-	-	$ 16.06	-
12/31/02	$ 12.97	$ 12.99	$ 12.99	$ -	$ 12.96
Distribution Information: Twelve Months: Income Dividends	$ .55	$ .44	$ .44	$ .09	$ .59
Capital Gains Dividends	$ .15	$ .15	$ .15	$ .15	$ .15
Tax Return of Capital	$ .06	$ .06	$ .06	$ .06	$ .06

** Class R shares commenced operations on October 1, 2003 and are available for investment. Please refer to the Fund's prospectus for more information on Class R share performance.
Institutional Class Lipper Rankings - Real Estate Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	37	of	175	22
3-Year	12	of	141	9

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder RREEF Real Estate Securities Fund - Class A [] Wilshire REIT Index+ [] S&P 500 Index++

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge)
Scudder RREEF Real Estate Securities Fund		1-Year	3-Year	Life of Fund*
Class A	Growth of $10,000	$13,055	$15,984	$21,041
	Average annual total return	30.55%	16.92%	19.97%
Class B	Growth of $10,000	$13,436	$16,364	$21,428
	Average annual total return	34.36%	17.84%	20.51%
Class C	Growth of $10,000	$13,621	$16,426	$21,448
	Average annual total return	36.21%	17.99%	20.54%
Wilshire REIT Index+	Growth of $10,000	$13,618	$15,852	$21,558
	Average annual total return	36.18%	16.59%	21.01%
S&P 500 Index++	Growth of $10,000	$12,868	$8,833	$8,502
	Average annual total return	28.68%	-4.05%	-3.90%

The growth of $10,000 is cumulative.

* Scudder RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns begin November 30, 1999.

Growth of an Assumed $250,000 Investment
[] Scudder RREEF Real Estate Securities Fund - Institutional Class [] Wilshire REIT Index+ [] S&P 500 Index++

Comparative Results
Scudder RREEF Real Estate Securities Fund		1-Year	3-Year	Life of Fund*
Institutional Class	Growth of $250,000	$347,275	$427,875	$565,625
	Average annual total return	38.91%	19.62%	22.14%
Wilshire REIT Index+	Growth of $250,000	$340,450	$396,300	$538,950
	Average annual total return	36.18%	16.59%	21.01%
S&P 500 Index++	Growth of $250,000	$321,700	$220,825	$212,550
	Average annual total return	28.68%	-4.05%	-3.90%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

* Scudder RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns begin November 30, 1999.
+ The Wilshire REIT Index is an unmanaged index of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs), Real Estate Operating Companies (REOCs) and partnerships. The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate.
++ The Standard and Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Scudder RREEF Real Estate Securities Fund:
A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder RREEF Real Estate Securities Fund. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Prior to September 3, 2002, RREEF America L.L.C. ("RREEF") served as investment advisor for the fund. On April 23, 2002, Deutsche Bank AG acquired RoPRO US Holding Inc., the parent company of RREEF. Each of the members of the management team are employees of RREEF and the Advisor.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Karen J. Knudson

Partner of RREEF and Co-Manager of the fund.

• Joined RREEF in 1995, Deutsche Asset Management, Inc. in 2002 and the fund in 1999.

• Over 20 years of investment industry experience.

• MBA, University of California at Berkeley.

John F. Robertson

CFA, Partner of RREEF and Co-Manager of the fund.

• Joined RREEF in 1997, Deutsche Asset Management, Inc. in 2002 and the fund in 1999.

• Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.

John W. Vojticek*

Vice President of RREEF and Co-Manager of the fund.

• Joined RREEF in 1996, Deutsche Asset Management, Inc. in 2002 and the fund in 1999.

• 6 years of investment industry experience.

Mark D. Zeisloft

CFA, Vice President of RREEF and Co-Manager of the fund.

• Joined RREEF in 1996, Deutsche Asset Management, Inc. in 2002 and the fund in 1999.

• Over 12 years of investment industry experience.

• MBA, University of Chicago.

*Effective February 24, 2004, Mr. Vojticek has left the firm.

In the following interview, Portfolio Managers Karen J. Knudson, Mark D. Zeisloft, John F. Robertson and John W. Vojticek discuss the market environment, performance results and positioning of Scudder RREEF Real Estate Securities Fund during its most recent fiscal year ended December 31, 2003.

Q: How did Scudder RREEF Real Estate Securities Fund perform over its most recent fiscal year?

A: The fund performed strongly over the 12-month period, returning 38.51% (Class A shares unadjusted for sales charges which, if included, would have reduced performance) and outperforming the 36.18% return of its benchmark, the Wilshire REIT Index. (Please see pages 4 through 7 for the performance of other share classes and more complete performance information.) For the period, the fund also outperformed the 28.28% return of the Dow Jones Industrial Average and the 28.68% return of the Standard & Poor's 500 index. Of the best-known stock indices, only the Nasdaq Composite Index with its 50.01% total return outperformed real estate investment trusts (REITs) as represented by the Wilshire REIT Index.1

1 The Wilshire REIT Index is an unmanaged index that measures US publicly traded real estate investment trusts that have a market capitalization of at least $100 million.
The Dow Jones Industrial Average is an unmanaged index comprising common stocks of major industrial companies.
The Standard & Poor's 500 index is an unmanaged index widely regarded as representative of the equity market in general.
The Nasdaq Composite Index is an unmanaged, broad-based, capitalization-weighted index of all Nasdaq National Market and SmallCap Market stocks.
It is not possible to invest directly in an index or category.

Q: What factor contributed the most to the fund's outperformance of its benchmark?

A: Looking at the fund from a stock-selection perspective, every sector provided a positive stock attribution. The best performing stock in the portfolio was Chelsea Property Group, Inc., a retail REIT, which was up 72.72% for the period. We had a heavy overweight position in this stock throughout the year. Next in line was General Growth Properties, Inc., a regional mall REIT, which was up 68.34%. Brookfield Properties Corp. in the office sector was up 60.10%. And one of the holdings we held for at least part of the year, Starwood Hotels & Resorts Worldwide, Inc., was up 55.06% for the year. In the industrial sector, Catellus Development Corp. was up 45.66%. Several holdings that underperformed relative to the benchmark included BRE Properties and Home Properties in the apartment sector, as well as Glenborough Realty in the office sector. It is worth noting that even these underperformers delivered positive performance for the year.

Q: What macro factors contributed to the strong performance of REITs during the period?

A: At the start of the year, investor optimism and attractive valuations created a positive environment for REITs. However, anxiety leading up to the war in Iraq and deflationary warnings from the Fed gave investors pause in the first calendar quarter. In March, a war-relief rally took place, as investors grew optimistic that the main campaign would not last long. During the second quarter, economic and political conditions continued to improve, driving a movement into stocks in general and REITs in particular. A significant number of corporate earnings announcements during the quarter met or exceeded expectations, and earnings estimates were revised up going forward. Furthermore, the low-interest-rate environment and declining yields on bond investments drew more attention to equities, as investors sought higher returns. The case for owning equities was strengthened by a $350 billion US tax cut and an accommodative Federal Reserve Board. Finally, the conclusion of major military operations toward the end of April provided the equity markets with a degree of geopolitical stability not seen in the last two years.

Reasonable yield in a low-interest-rate environment is often cited as the primary factor responsible for the outstanding performance of REITs in recent years. While yield has been a factor, we also think that investors have recognized the solid total-return potential within the REIT market. At the close of 2002, we believed REITs were trading at a slight discount to underlying private-market values. Investors also detected this and compared the return possibilities with investment alternatives, in particular fixed income. Investors realized that, unlike the case with most fixed-income securities, the valuations of REITs are not so vulnerable to a rising-interest-rate environment. In fact, as the economy improves, REITs should experience continued earnings growth. We think that some of the dislocation that occurred in the bond market benefited our sector. The surge in REIT prices in 2003 also occurred despite weakness in the hotel, apartment, industrial and office sectors, where we saw earnings estimates decline consistently throughout the year. It was remarkable that REIT investors were able to look past these short-term disappointments to a potential economic recovery, attractive yields and the reasonable valuations that existed.

Q: How did the regional mall and retail sectors contribute to the fund's returns during the fiscal year?

A: The regional mall sector exhibited strong performance during the period, posting a 52.50% total return, while retail returned 43.69% for the year. Relative to the benchmark, the fund was overweight in regional malls in 2003 and carried a slight overweight in retail as well. Over the 12-month period, the regional mall and retail sectors showed surprising resilience. Despite an economy that was struggling to find its feet earlier in the year - and then slowly emerging from the doldrums - consumers continued to spend at a healthy rate. Much of that spending was made possible by a low-interest-rate environment, high levels of loan refinancings and, more recently, stimulus from the federal government in the form of tax reductions and tax rebates.

With continued strong spending by consumers, it was really the best of times for the regional mall and retail landlords. Retailers kept their inventories at reasonable levels and were prudent in their merchandising, avoiding excesses and the need to move a lot of goods quickly through accelerated markdowns. As a result, they were in a position to expand their businesses, and we saw healthy demand as well as increases in occupancy and rent growth for both the regional mall and retail sectors. The market rewarded these sectors, making them two of the top performers for the year. Within retail, the fund held two of the top-performing stocks: Chelsea Property Group, Inc. and Developers Diversified Realty Corp. As mentioned, in regional malls, General Growth Properties, Inc. was a standout performer. In the retail sector, Regency Centers and Pan Pacific Realty underperformed relative to the benchmark. In the regional mall sector, Taubman fell short in relative terms. In absolute terms, even these underperformers provided gains for the year.

Q: How did the apartment sector fare during the period?

A: Apartments were at the other end of the spectrum in terms of fundamental strength over the 12-month period, though the sector still posted a 25.65% return. The fund's slight overweight in apartments during the year detracted from performance, because other sectors performed much better. The low-interest-rate environment that benefited consumers and retail activity weighed heavily on the rental market, as did significant increases in home ownership across the United States. Low interest rates allowed for continued development of additional apartment units in markets that didn't need the space. With tepid demand and a continued influx of new supply, rents have decreased quarter over quarter, and year over year, hurting this sector's fundamentals.

Q: What effect did the office sector have on fund performance?

A: During the period, the fund was slightly underweight in the office sector, which helped performance. The office sector posted a 37.31% return for the period. Job cuts that occurred over the last 12 to 24 months have continued to weigh heavily in terms of absolute vacancy levels, which were at 17.0% at year end, according to Torto Wheaton Research. This compares with an absolute vacancy level of 8.2% at the peak of the economic boom in the second quarter of 2000. At present, vacancy levels are especially high in the telecom corridor in Dallas and in suburban Boston, Denver and San Jose. When job growth returns to the economy, the office sector should begin to improve.

Q: Will you describe the economic environment for industrials?

A: In the industrial space, there were deteriorating fundamentals, but the situation wasn't quite as difficult as with the apartment or office sectors because industrial space generally leads a recovery. When the economy picks up, one of the first things that typically improves is the flow of retail, durable and nondurable goods. And warehouse space demands generally fall in line with the increased flow of goods. Industrials were reasonably hard hit for most the period, but they regained ground during the fourth quarter due to positive manufacturing news. Industrials gained 33.53% over the period, but the fund's overweight position detracted from performance on a relative basis, as the sector finished below the benchmark average return.

Q: How did the hotel sector perform?

A: Hotels gained 43.35% in 2003. The Fund began the year with an underweight in the sector and gradually increased its position to a slight overweight. Due to this shift, the fund's hotel holdings modestly outperformed the benchmark's sector weighting. Hotel performance swung back and forth through the course of the period. During the first quarter, the performance of REITs in the hotel sector was weighed down by concern over the slow progress of the economy and the lead-up to war in Iraq. In the second and third quarters, hotels performed strongly, but they underperformed in the fourth quarter due to concerns about relatively high valuations.

Q: How do you assess the REIT market at this time?

A: The past 12 months brought tremendous inflows into the REIT market from both individual and institutional investors. At present, we believe the REIT universe trades at a premium of at least 5% above private-market values. We believe that part of the reason why REITs performed so well this past year is that private-market values rose considerably in 2003, defying experts' predictions. We also think that investors have been rewarded for some of the growth that's going to occur in the years to come. Generally speaking, we continue to see reasonable valuations within the REIT market relative to alternative investments. With an average dividend yield of 5.47%, according to Wilshire Associates, REITs can offer a compelling vehicle for investors seeking to add income and diversification to their portfolios.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary December 31, 2003

Asset Allocation	12/31/03	12/31/02

Common Stocks	96%	94%
Cash Equivalents	4%	6%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/03	12/31/02

Office	22%	24%
Apartments	21%	27%
Regional Malls	19%	18%
Retail	14%	11%
Industrials	13%	14%
Hotels	9%	6%
Other	2%	-
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2003 (52.5% of Portfolio)
1. Simon Property Group, Inc. (REIT) Operator of real estate investment trust	7.7%
2. ProLogis (REIT) Owner of global corporate distribution facilities	7.4%
3. Equity Residential (REIT) Operator of multifamily properties containing apartments	6.8%
4. General Growth Properties, Inc. (REIT) Owner and developer of shopping mall centers	5.5%
5. Archstone-Smith Trust (REIT) Owner and developer of real estate specializing in apartments	5.1%
6. Pan Pacific Retail Properties, Inc. (REIT) Operator of self-managed real estate investment trust	4.3%
7. Mack-Cali Realty Corp. (REIT) Developer and manager of office properties	4.2%
8. Chelsea Property Group, Inc. (REIT) Operator of self-managed real estate investment trust	4.2%
9. Catellus Development Corp. (REIT) Provider of diversified real estate services	3.7%
10. Brookfield Properties Corp. (REIT) Operator of office properties	3.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-621-1048.

Investment Portfolio December 31, 2003

	Shares	Value ($)

Common Stocks 95.8%
Apartments 20.6%
Apartment Investment & Management Co. "A" (REIT)	6,500	224,250
Avalonbay Communities, Inc. (REIT)	315,492	15,080,518
Archstone-Smith Trust (REIT)	1,195,920	33,461,842
Boardwalk Equities, Inc. (REIT)	211,300	2,922,279
BRE Properties, Inc. "A" (REIT)	332,000	11,088,800
Equity Residential (REIT)	1,526,529	45,047,871
Essex Property Trust, Inc. (REIT)	71,888	4,616,647
Home Properties, Inc. (REIT)	375,900	15,182,601
United Dominion Realty Trust, Inc. (REIT)	797,261	15,307,411
		142,932,219
Hotels 8.5%
Hilton Hotels Corp.	1,211,000	20,744,430
Host Marriott Corp.* (REIT)	1,918,600	23,637,152
Starwood Hotels & Resorts Worldwide, Inc.	407,309	14,650,905
		59,032,487
Industrials 12.1%
Catellus Development Corp. (REIT)	1,029,644	24,835,013
ProLogis (REIT)	1,531,200	49,136,208
Liberty Property Trust (REIT)	256,500	9,977,850
		83,949,071
Office 21.2%
Arden Realty Group, Inc. (REIT)	678,100	20,573,554
Boston Properties, Inc. (REIT)	431,553	20,796,539
Brookfield Properties Corp. (REIT)	831,255	23,857,019
CarrAmerica Realty Corp. (REIT)	271,704	8,091,345
CenterPoint Properties Corp. (REIT)	175,000	13,107,500
Equity Office Properties Trust (REIT)	52,500	1,504,125
Glenborough Realty Trust, Inc. (REIT)	169,692	3,385,355
Highwoods Properties, Inc. (REIT)	636,800	16,174,720
Mack-Cali Realty Corp. (REIT)	667,173	27,767,740
Reckson Associates Realty Corp. (REIT)	183,000	4,446,900
SL Green Realty Corp. (REIT)	173,600	7,126,280
		146,831,077
Regional Malls 17.9%
General Growth Properties, Inc. (REIT)	1,315,926	36,518,102
Pennsylvania Real Estate Investment Trust (REIT)	382,200	13,873,860
Simon Property Group, Inc. (REIT)	1,105,417	51,225,024
Taubman Centers, Inc. (REIT)	324,300	6,680,580
The Rouse Co. (REIT)	333,400	15,669,800
		123,967,366
Retail 13.6%
Chelsea Property Group, Inc. (REIT)	502,896	27,563,730
Developers Diversified Realty Corp. (REIT)	446,500	14,989,005
Pan Pacific Retail Properties, Inc. (REIT)	600,500	28,613,825
Regency Centers Corp. (REIT)	417,100	16,621,435
Summit Properties, Inc. (REIT)	268,800	6,456,577
		94,244,572
Other 1.9%
Frontline Capital Group* (REIT)	12,400	12
Public Storage, Inc. (REIT)	298,800	12,964,932
		12,964,944
Total Common Stocks (Cost $536,308,219)		663,921,736

	Principal Amount ($)	Value ($)

Repurchase Agreement 4.2%
State Street Bank and Trust Co., 0.78%, dated 12/31/2003, to be repurchased at $29,249,267 on 1/2/2004 (b) (Cost $29,248,000)	29,248,000	29,248,000
Total Investment Portfolio - 100.0% (Cost $565,556,219) (a)		693,169,736

* Non-income producing security.
(a) The cost for federal income tax purposes was $566,363,878. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $126,805,858. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $126,994,884 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $189,026.
(b) Collateralized by $29,360,000 US Treasury Note, 2.875%, maturing on 6/30/2004 with value of $29,834,781.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments
Investments in securities, at value (cost $536,308,219)	$ 663,921,736
Repurchase agreements, at value (cost $29,248,000)	29,248,000
Total investments in securities, at value (cost $565,556,219)	693,169,736
Cash	458,417
Receivable for investments sold	3,600,609
Dividends receivable	2,846,925
Interest receivable	634
Receivable for Fund shares sold	6,762,338
Total assets	706,838,659
Liabilities
Payable for investments purchased	1,997,808
Payable for Fund shares redeemed	1,788,431
Accrued investment advisory fee	304,783
Other accrued expenses and payables	294,885
Total liabilities	4,385,907
Net assets, at value	$ 702,452,752
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	127,613,517
Accumulated net realized gain (loss)	(807,650)
Paid-in capital	575,646,885
Net assets, at value	$ 702,452,752

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($480,831,108 / 28,138,914 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 17.09
Maximum offering price per share (100 / 94.25 of $17.09)	$ 18.13
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($21,547,262 / 1,261,341 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 17.08
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($33,884,031 / 1,979,519 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 17.12
Maximum offering price per share (100 / 99 of $17.12)	$ 17.29
Class R Net Asset Value, offering and redemption price per share ($131,134 / 7,675 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 17.09
Institutional Class Net Asset Value, offering and redemption price per share ($166,059,217 / 9,724,730 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 17.08

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $47,941)	$ 17,850,960
Interest	201,448
Total Income	18,052,408
Expenses: Investment advisory fee	2,259,134
Services to shareholders	103,309
Custodian and accounting fees	134,245
Distribution and shareholder servicing fees	956,767
Auditing	106,049
Legal	59,023
Trustees' fees and expenses	6,025
Reports to shareholders	35,050
Registration fees	29,764
Other	78,770
Total expenses, before expense reductions	3,768,136
Expense reductions	(253)
Total expenses, after expense reductions	3,767,883
Net investment income (loss)	14,284,525
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,260,468
Capital gain dividend received	3,490,743
6,751,211
Net unrealized appreciation (depreciation) during the period on investments	122,656,573
Net gain (loss) on investment transactions	129,407,784
Net increase (decrease) in net assets resulting from operations	$ 143,692,309

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended December 31, 2003	For the One Month Ended December 31, 2002 (Note F)	Year Ended November 30, 2002
Operations: Net investment income (loss)	$ 14,284,525	$ 1,399,025	$ 793,707
Net realized gain (loss) on investment transactions	6,751,211	(459,540)	412,839
Net unrealized appreciation (depreciation) on investment transactions during the period	122,656,573	1,721,378	2,833,919
Net increase (decrease) in net assets resulting from operations	143,692,309	2,660,863	4,040,465
Distributions to shareholders from: Net investment income: Class A	(9,921,187)	(1,255,445)	(2,293)
Class B	(444,722)	(35,766)	(1,595)
Class C	(697,937)	(3,800)	(575)
Class R	(2,706)	-	-
Institutional Class	(3,428,735)	(139,434)	(845,426)
Net realized gains: Class A	(4,328,789)	(722,217)	-
Class B	(194,040)	(20,575)	-
Class C	(304,522)	(2,186)	-
Class R	(1,181)	-	-
Institutional Class	(1,496,018)	(80,212)	(1,225,506)
Tax return of capital: Class A	(1,821,847)	(403,754)	-
Class B	(81,665)	(11,503)	-
Class C	(128,164)	(1,222)	-
Class R	(497)	-	-
Institutional Class	(629,625)	(44,843)	-
Fund share transactions: Proceeds from shares sold	387,144,963	10,551,289	199,303,810
Net assets acquired in tax-free reorganization	-	-	21,718,703
Reinvestment of distributions	21,678,736	2,650,642	1,844,897
Cost of shares redeemed	(67,862,297)	(995,186)	(12,016,259)
Net increase (decrease) in net assets from Fund share transactions	340,961,402	12,206,745	210,851,151
Increase (decrease) in net assets	461,172,076	12,146,651	212,816,221
Net assets at beginning of period	241,280,676	229,134,025	16,317,804
Net assets at end of period (including undistributed net investment income of $35,420 at November 30, 2002)	$ 702,452,752	$ 241,280,676	$ 229,134,025

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended December 31,	2003	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.97	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income (loss)[c]	.51	.08	.04
Net realized and unrealized gain (loss) on investment transactions	4.37	.06	(.25)
Total from investment operations	4.88	.14	(.21)
Less distributions from: Net investment income	(.55)	(.09)	(.15)
Net realized gain on investment transactions	(.15)	(.04)	-
Tax return of capital	(.06)	(.02)	-
Total distributions	(.76)	(.15)	(.15)
Net asset value, end of period	$ 17.09	$ 12.97	$ 12.98
Total Return (%)[d]	38.51	1.11e**	(1.55)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	481	210	200
Ratio of expenses before expense reductions (%)	.88	1.26*	2.20*
Ratio of expenses after expense reductions (%)	.88	1.25*	1.25*
Ratio of net investment income (loss) (%)	3.39	.60f**	1.27*
Portfolio turnover rate (%)	25	36*	44
[a] For the one month period ended December 31, 2002 (Note F).
[b] For the period September 3, 2002 (commencement of operations of Class A shares) to November 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Class B
Years Ended December 31,	2003	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.99	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income[c]	.36	.07	.01
Net realized and unrealized gain (loss) on investment transactions	4.38	.07	(.24)
Total from investment operations	4.74	.14	(.23)
Less distributions from: Net investment income	(.44)	(.07)	(.13)
Net realized gain loss on investment transactions	(.15)	(.04)	-
Tax return of capital	(.06)	(.02)	-
Total distributions	(.65)	(.13)	(.13)
Net asset value, end of period	$ 17.08	$ 12.99	$ 12.98
Total Return (%)[d]	37.36	1.06e**	(1.74)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	7	7
Ratio of expenses before expense reductions (%)	1.85	2.28*	2.69*
Ratio of expenses after expense reductions (%)	1.85	2.00*	2.00*
Ratio of net investment income (%)	2.42	.54f**	.52*
Portfolio turnover rate (%)	25	36*	44
[a] For the one month period ended December 31, 2002 (Note F).
[b] For the period September 3, 2002 (commencement of operations of Class B shares) to November 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
[e] Total return would have been lower had certain expenses not been reduced.
[f] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Class C
Years Ended December 31,	2003	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.99	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income (loss)[c]	.37	.07	.01
Net realized and unrealized gain (loss) on investment transactions	4.41	.07	(.24)
Total from investment operations	4.78	.14	(.23)
Less distributions from: Net investment income	(.44)	(.07)	(.13)
Net realized gain loss on investment transactions	(.15)	(.04)	-
Tax return of capital	(.06)	(.02)	-
Total distributions	(.65)	(.13)	(.13)
Net asset value, end of period	$ 17.12	$ 12.99	$ 12.98
Total Return (%)[d]	37.59	1.06e**	(1.74)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	1	1
Ratio of expenses before expense reductions (%)	1.75	2.28*	2.84*
Ratio of expenses after expense reductions (%)	1.75	2.00*	2.00*
Ratio of net investment income (loss) (%)	2.52	.54f**	.52*
Portfolio turnover rate (%)	25	36*	44
[a] For the one month period ended December 31, 2002 (Note F).
[b] For the period September 3, 2002 (commencement of operations of Class C shares) to November 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Class R
2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 16.06
Income (loss) from investment operations: Net investment income (loss)[b]	.03
Net realized and unrealized gain (loss) on investment transactions	1.30
Total from investment operations	1.33
Less distributions from: Net investment income	(.09)
Net realized gains on investment transactions	(.15)
Tax return of capital	(.06)
Total distributions	(.30)
Net asset value, end of period	$ 17.09
Total Return (%)	8.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1
Ratio of expenses (%)	1.25*
Ratio of net investment income (loss) (%)	.21c**
Portfolio turnover rate (%)	25
[a] For the period October 1, 2003 (commencement of operations of Class R shares) to December 31, 2003 (Note C).
[b] Based on average shares outstanding during the period.
[c] For the three months ended December 31, 2003, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Institutional Class[a]
	2003	2002[b]	2002[c]	2001[c]	2000[d]
Selected Per Share Data
Net asset value, beginning of period	$ 12.96	$ 12.98	$ 13.30	$ 11.95	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.55[e]	.08[e]	.45[e]	.66	.48
Net realized and unrealized gain (loss) on investment transactions	4.37	.06	.77	1.58	1.82
Total from investment operations	4.92	.14	1.22	2.24	2.30
Less distributions from: Net investment income	(.59)	(.10)	(.55)	(.46)	(.35)
Net realized gains on investment transactions	(.15)	(.04)	(.99)	(.43)	-
Tax return of capital	(.06)	(.02)	-	-	-
Total distributions	(.80)	(.16)	(1.54)	(.89)	(.35)
Net asset value, end of period	$ 17.08	$ 12.96	$ 12.98	$ 13.30	$ 11.95
Total Return (%)	38.91	1.13f**	9.58[f]	19.32	23.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	166	24	22	16	14
Ratio of expenses before expense reductions (%)	.63	1.06*	1.25	1.17	1.32
Ratio of expenses after expense reductions (%)	.63	1.00*	1.14	1.17	1.32
Ratio of net investment income (loss) (%)	3.64	.62g**	3.44	4.97	5.04
Portfolio turnover rate (%)	25	36*	44	114	87

[a] On September 3, 2002 the Fund's original share class, RREEF Class A shares, were redesignated as Institutional Class.
[b] For the one month period ended December 31, 2002 (Note F).
[c] For the years ended November 30.
[d] For the period December 1, 1999 (commencement of operations) to November 30, 2000.
[e] Based on average shares outstanding during the period.
[f] Total return would have been lower had certain expenses not been reduced.
[g] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder RREEF Real Estate Securities Fund (the "Fund") is a non-diversified series of Scudder RREEF Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a business trust under the laws of the state of Delaware.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective March 1, 2004, Class C shares will no longer be offered with an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. On October 1, 2003, the Fund commenced offering Class R shares which are offered to investors without an initial sales charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, shareholder servicing fees, transfer agent fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

	December 31, 2003	December 31, 2002	November 30, 2002
Undistributed ordinary income*	$ -	$ -	$ 307,922
Undistributed net long-term capital gains	$ -	$ -	$ 552,688
Capital loss carryforwards	$ -	$ (211,000)	$ (211,000)
Unrealized appreciation (depreciation) on investments	$ 126,805,858	$ 3,966,276	$ 2,672,975

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended December 31, 2003	One Month Period Ended December 31, 2002	Year Ended November 30, 2002
Distributions from ordinary income*	$ 17,279,646	$ 1,706,947	$ 1,491,690
Distributions from long-term capital gains	$ 3,540,191	$ 552,688	$ 583,705
Distributions from tax return of capital	$ 2,661,798	$ 461,322	$ -

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of cost of investments and/or realized gain.

B. Purchases and Sales of Securities

During the year ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $416,347,654 and $101,686,879, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The fee payable under the Investment Advisory Agreement (the "Investment Advisory Fee") is equal to an annual rate of 0.65% of the first $100,000,000 of the Fund's average daily net assets, 0.55% of the next $100,000,000 of such net assets, 0.50% of the next $100,000,000 of such net assets and 0.45% of such net assets in excess of $300,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended December 31, 2003, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.53% of the Fund's average daily net assets.

Service Provider Fees.

Investment Company Capital Corp. ("ICCC") is the Fund's accounting agent. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, as of April 1, 2003, SFAC and ICCC have retained State Street Bank and Trust Company ("State Street") to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended December 31, 2003, the amount charged to the Fund by ICCC aggregated $26,824, of which $8,224 is unpaid at December 31, 2003.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend paying and shareholder services agent. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the fee it receives from the Fund. For the year ended December 31, 2003, the amount charged to the Fund by SISC aggregated $103,309, of which $54,320 is unpaid at December 31, 2003.

Effective April 25, 2003, State Street is the Fund's custodian. Prior to April 25, 2003, Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), an affiliate of the Advisor, served as the Fund's custodian. For the period January 1, 2003, to April 24, 2003, the amount charged to the Fund by Deutsche Bank Trust Company Americas aggregated $7,077, all of which was paid at December 31, 2003.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares and 0.25% of average daily net assets of Class R shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended December 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2003
Class B	$ 92,728	$ 13,858
Class C	92,069	21,247
Class R	15	15
	$ 184,812	$ 35,120

In addition, SDI provides information and administration services ("Shareholder Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at December 31, 2003	Effective Rate
Class A	$ 710,342	$ 101,261.22%
Class B	30,910	5,262.25%
Class C	30,690	6,674.25%
Class R	13	9.22%
	$ 771,955	$ 113,206

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2003 aggregated $54,816.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2003, the CDSC for Class B and C shares aggregated $24,807 and $6,663, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2003, SDI received $12,158.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Acquisition of Assets

On October 18, 2002, the Fund acquired all of the net assets of Scudder Real Estate Securities Fund pursuant to an agreement and plan of reorganization dated October 17, 2002. The acquisition was accomplished by a tax-free exchange of 1,309,318 Class A shares, 343,936 Class B shares and 2,570 Institutional Class shares of the Scudder Real Estate Securities Fund, respectively, for 1,400,267 Class A shares, 365,317 Class B shares and 2,755 Institutional Class shares of the Fund, respectively, outstanding on October 18, 2002. Scudder Real Estate Securities Fund's net assets at that date $21,718,703, including $1,124,547 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $24,644,638. The combined net assets of the Fund immediately following the acquisition were $46,363,341.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2003		One Month Period Ended December 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	13,960,347	$ 208,790,368	637,841	$ 8,245,412
Class B	935,243	14,132,770	50,976	658,806
Class C	1,982,736	30,477,401	16,825	218,111
Class R***	8,297	139,753	-	-
Institutional Class**	8,707,240	133,604,671	111,728	1,428,960
		$ 387,144,963		$ 10,551,289
Shares issued to shareholders in reinvestment of distributions
Class A	1,111,731	$ 17,046,253	182,684	$ 2,331,052
Class B	29,778	463,512	3,995	51,059
Class C	29,735	481,245	443	5,667
Class R***	23	435	-	-
Institutional Class**	235,013	3,687,291	20,617	262,864
		$ 21,678,736		$ 2,650,642
Shares redeemed
Class A	(3,095,358)	$ (46,599,353)	(47,256)	$ (608,939)
Class B	(252,048)	(3,668,476)	(14,434)	(187,743)
Class C	(92,706)	(1,418,820)	(1,283)	(16,677)
Class R***	(645)	(11,000)	-	-
Institutional Class**	(1,053,160)	(16,164,648)	(14,091)	(181,827)
		$ (67,862,297)		$ (995,186)
Net increase (decrease)
Class A	11,976,720	$ 179,237,268	773,269	$ 9,967,525
Class B	712,973	10,927,806	40,537	522,122
Class C	1,919,765	29,539,826	15,985	207,101
Class R***	7,675	129,188	-	-
Institutional Class**	7,889,093	121,127,314	118,254	1,509,997
		$ 340,961,402		$ 12,206,745

	Year Ended November 30, 2002
	Shares	Dollars
Shares sold
Class A	14,051,203*	$ 181,064,400*
Class B	161,145*	2,053,940*
Class C	44,385*	564,215*
Institutional Class**	1,180,126	15,621,255
		$ 199,303,810
Shares issued in tax-free reorganization
Class A	1,400,267	$ 17,195,134
Class B	365,317	4,489,734
Institutional Class**	2,755	33,835
		$ 21,718,703
Shares issued to shareholders in reinvestment of distributions
Class A	210*	$ 2,293*
Class B	126*	1,595*
Class C	45*	575*
Institutional Class**	142,914	1,840,434
		$ 1,844,897
Shares redeemed
Class A	(62,755)*	$ (789,447)*
Class B	(18,757)*	(237,038)*
Class C	(661)*	(7,951)*
Institutional Class**	(835,370)	(10,981,823)
		$ (12,016,259)
Net increase (decrease)
Class A	15,388,925*	$ 197,472,380*
Class B	507,831*	6,308,231*
Class C	43,769*	556,839*
Institutional Class**	490,425	6,513,701
		$ 210,851,151

* For the period from September 3, 2002 (commencement of operations of Class A, B and C shares) to November 30, 2002.
** On September 3, 2002 existing RREEF Class A shares were redesignated Institutional Class shares.
*** For the period October 1, 2003 (commencement of operations of Class R shares) to December 31, 2003.

F. Year End Change

On October 29, 2002, the Board of Trustees of the Fund approved changing the fiscal year end of the Fund from November 30 to December 31.

G. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2003, the Fund's custodian fees were reduced by $253 for custodian credits earned.

H. Line of Credit

Effective April 11, 2003, the Fund entered into a revolving credit facility with J.P. Morgan Chase Bank that provides $1.25 billion of credit coverage. The revolving credit facility covers the funds and portfolios advised or administered by DeAM, Inc. or its affiliates. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. During the period the Fund had no borrowings on the line of credit.

I. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increase in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

Report of Independent Auditors

To the Trustees of Scudder RREEF Securities Trust and Shareholders of Scudder RREEF Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder RREEF Real Estate Securities Fund (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
February 27, 2004

Tax Information (Unaudited)

The Fund reported distributions of $0.09 per share from net long-term capital gains during the year ended December 31, 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,800,000 as capital gain dividends for its year ended December 31, 2003.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992); Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66
Martin J. Gruber 7/15/37 Trustee since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	66
Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989 to October 2003).	66
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 2002	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
201

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[4] 7/17/45 Chief Executive Officer since 2003	See information presented under Interested Trustee.
Brenda Lyons[5] 2/21/63 President since 2003	Managing Director, Deutsche Asset Management.
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present). Formerly, Director, John Hancock Signature Services (1992-2000).
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.
Charles A. Rizzo[5] 8/5/57 Treasurer and Chief Financial Officer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Lucinda H. Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[5] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
John Millette[5] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[5] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder RREEF Securities Trust of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

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For More Information	(800) 621-1048 for Classes A, B and C (800) 730-1313 for Institutional Class To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048 for Classes A, B and C, and (800) 730-1313 for Institutional Class.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional
Nasdaq Symbol	RRRAX	RRRBX	RRRCX	RRRRX
CUSIP Number	81119P 102	81119P 201	81119P 300	81119P 409
Fund Number	425	625	725	595

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	RRRSX
CUSIP Number	81119P-508
Fund Number	1502

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, December 31, 2003, Scudder RREEF Securities Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    SCUDDER RREEF REAL ESTATE SECURITIES FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

----------- ------------------ ------------------- ------------------- -----------------
Fiscal Year                                                                   All
   Ended     Audit Fees Billed    Audit-Related     Tax Fees Billed to Other Fees Billed
December 31       to Fund      Fees Billed to Fund         Fund             to Fund
----------- ------------------ ------------------- ------------------- -----------------
2003              $44,700             $1,237              $7,720               $0
----------- ------------------ ------------------- ------------------- -----------------
2002              $25,000               $0                $3,775               $0
----------- ------------------ ------------------- ------------------- -----------------

The above "Tax Fees" were billed for professional services rendered for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

----------- --------------------- ---------------------- -------------------
               Audit-Related                                    All
               Fees Billed to      Tax Fees Billed to    Other Fees Billed
Fiscal Year    Adviser and            Adviser and         to Adviser and
   Ended      Affiliated Fund        Affiliated Fund      Affiliated Fund
December 31  Service Providers      Service Providers    Service Providers
----------- --------------------- ---------------------- -------------------
2003              $538,457                 $0                    $0
----------- --------------------- ---------------------- -------------------
2002              $399,300               $69,500              $92,400
----------- --------------------- ---------------------- -------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

----------- --------------- ----------------------- -------------------- -------------------
                             Total Non-Audit Fees
                             billed to Adviser and
                               Affiliated Fund
                              Service Providers     Total Non-Audit Fees
                             (engagements related     billed to Adviser
                               directly to the       and Affiliated Fund
                 Total          operations and        Service Providers
             Non-Audit Fees   financial reporting         (all other
Fiscal Year  Billed to Fund      of the Fund)           engagements)     Total of (A), (B)
   Ended
December 31        (A)               (B)                     (C)             and (C)
----------- --------------- ----------------------- -------------------- -------------------
2003               $7,720             $0                 $3,967,000           $3,974,720
----------- --------------- ----------------------- -------------------- -------------------
2002               $3,775          $161,900              $17,092,950          $17,258,625
----------- --------------- ----------------------- -------------------- -------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder RREEF Real Estate Securities Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder RREEF Real Estate Securities Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               February 27, 2004
                                    ---------------------------